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                 SUMMARY OF GENERAL INFORMATION
                 ==============================


THE FUND
Clemente Global Growth Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in small and medium sized equities located throughout the world. The Fund is managed by Clemente Capital, Inc.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "ClemGlb". The Fund's New York Stock Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Global Growth Fund, Inc. shares are published each Monday in The Wall
Street Journal, The New York Times and other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

DIVIDEND REINVESTMENT PLAN
Through its voluntary Dividend Reinvestment Plan, shareholders of Clemente Global Growth Fund, Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

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THIS REPORT IS TRANSMITTED TO THE SHAREHOLDERS OF CLEMENTE GLOBAL GROWTH
FUND, INC. FOR THEIR INFORMATION. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR
            ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME
     TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.
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[GRAPHIC] Clemente Logo


CLEMENTE GLOBAL
GROWTH FUND, INC.



QUARTERLY REPORT
=============
MARCH 31, 1997

DIRECTORS AND OFFICERS -
     LILIA C. CLEMENTE, CHAIRMAN AND DIRECTOR
     LEOPOLDO M. CLEMENTE, JR., PRESIDENT AND DIRECTOR
     ADRIAN C. CASSIDY, DIRECTOR
     THOMAS H. LENAGH, DIRECTOR
+    SAM NAKAGAMA, DIRECTOR
+    ROBERT B. OXNAM, DIRECTOR
+    G. PETER SCHIEFERDECKER, DIRECTOR
     BARON J.G.A. SIRTEMA VAN GROVESTINS, DIRECTOR
     WILLIAM H. BOHNETT, SECRETARY
     THOMAS J. PRAPAS, TREASURER
     MARIA DISTEFANO, ASSISTANT SECRETARY


----------------

+    Members of Audit Committee

-------------------------------------------------------


EXECUTIVE OFFICES -
 152 W. 57th Street, New York, NY 10019
 (For latest net asset value and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com.
 For shareholder inquiries, please call
 1-800-937-5449)

INVESTMENT ADVISER -
 Clemente Capital, Inc.

ADMINISTRATOR -
 Rodney Square Management Corporation

TRANSFER AGENT AND REGISTRAR -
 American Stock Transfer & Trust Company

CUSTODIAN -
 Brown Brothers Harriman & Co.

LEGAL COUNSEL -
 Fulbright & Jaworski L.L.P.

INDEPENDENT ACCOUNTANTS -
 Price Waterhouse LLP

                                            May 15, 1997
DEAR FELLOW SHAREHOLDERS:
With the help of a timely investment strategy, as well as more fundamental adjustments in the portfolio, the Fund outperformed its benchmark, the Financial Times Actuaries World Index (the "FT World Index"), during the first quarter ended March 31, 1997.

The net asset value (NAV) for Clemente Global Growth Fund
(CLM) rose 3.86% to $10.49 while the FT World Index had a gain of 0.07% in the same period. Total assets increased to about US $61.82 million at the end of the quarter, from US $59.52 million at December 31, 1996.

The share price of CLM rose by 10%, from $7.50 at the start of the quarter, to $8.25 per share by the end of March 1997. During this period the discount to NAV decreased from 25.74% to 21.35%. Clemente Global Growth Fund's NAV was up 10.40% year-to-date through May 9, 1997 compared with a rise of 5.77% for the FT World Index. The Fund's recent improved performance reflects the benefits from the new proposed structure. Even before a formal relationship has begun for the management of the Fund, which requires shareholder approval, Clemente Capital has been working informally with Wilmington Trust to strengthen, through the use of new technology and a more integrated investment process, both country allocation and stock selection decisions.

THE PORTFOLIO REVIEW
With Wilmington Trust's assistance, the Fund's U.S. portfolio focuses on companies that have good prospects for steady growth in earnings over the next couple of years. Recent additions are Air Products, Air Touch, and Illinois Tool Works, which have generally outperformed a strong U.S. market. Their presence, in time, should be felt in both the improved performance and the dampened volatility of the portfolio.

Short-term, a number of critical decisions were made. Although the Japanese market was down more than 12% during the first quarter, our holdings in Japan were focused on blue chip exporters, such as Honda and TDK, which performed very well in this period. We continue to broaden our Japanese stock selection, switching from blue chips to more domestic plays. Elsewhere in Asia, our holdings were largely limited to Hong Kong picks which were China plays, such as Cheung Kong Infrastructure. Europe was a story of overweighting induced by the prospects of economic recovery, declining inflation, steady interest rates, and corporate restructuring. Germany, a relatively safe haven in the sometimes turbulent surroundings of EMU, contributed three diverse winners: a universal bank (Bayerische Vereinsbank), a software company (SAP), and an industrial company
specializing in graphite products (SGL Carbon).   Other
parts of Europe also produced strong performers, including Ireland (Bank of Ireland and Independent Newspapers), Holland (OCE Van Der Grinten, copier and printer systems), and Norway (Schibsted, publishing, and Smedvig, oil services). The emerging market allocation was focused on the strong performers of Latin America, particularly Brazilian companies in telecommunications (Telebras), power generation (Cemig) and mining (CVRD).

LOOKING AHEAD
We are confident that we can sustain and improve upon the recent outperformance of the portfolio. Global growth and inflation fundamentals remain very attractive, with U.S. monetary policy still the major potential disruption to the world's capital markets. Fears of a protracted tightening by the Federal Reserve are greatly exaggerated, and markets with strong or improving fundamentals will continue to perform well. We believe that we are well positioned in such markets, including the hard currencies of Europe, Germany, Holland, Switzerland - as well as in the faster growing economies of Ireland and Scandinavia. Our European holdings should be relative outperformers, with strong earnings flowing from both a cyclical recovery and from corporate restructuring.
In sharp contrast to Europe, caution still prevails in the Pacific Rim, with Hong Kong and China's "red chip" equities dominating regional holdings. Our traditional strength in the region may soon get an opportunity to contribute to the outperformance of CLM. South Korea is looking increasingly attractive, in terms of both liquidity and valuations, Thailand's political, financial, and currency woes are being resolved, and the solid corporate earnings growth of the Philippines and Indonesia are again producing attractive valuations following the recent sell-off in the two markets. Also playing to our strength is the gradual recovery of the Japanese markets, spurred by an expected economic rebound and continued financial market reforms. Our strategy is well placed to invest in recovering property, and domestic restructuring issues. Our significant overweighting in Latin America will be maintained as economic recovery and reforms help the region stand out from most emerging markets, despite the risks associated with U.S. monetary tightening.

Supported by an attractive equity market environment, and assisted by our partnership with Wilmington Trust in the management of the portfolio, we look forward to consistent competitive returns for the portfolio.

Thank you for your on-going support of the Clemente Global
Growth Fund.

Sincerely yours,


/s/ Lilia Clemente            /s/ Leopoldo Clemente
Lilia C. Clemente             Leopoldo M. Clemente, Jr.
Chairman                      President

                                                                   SHARES/PRINCIPAL
																	    AMOUNT         VALUE
																   ----------------    -----
COMMON STOCK - 98.0%
ARGENTINA - 0.9%
     Disco S.A. *                            Retail                      50,000       $     550,220
	                                                                                     ----------

BRAZIL - 9.2%
     Companhia Energetica De Minas
      Gerais ADR                             Utilities                    35,000          1,447,478
     Companhia Vale Do Rio Doce ADR          Mining                       65,000          1,477,417
     Telecomunicacoes Brasileiras S.A. ADR   Telecommunications           27,000          2,764,125
	                                                                                      ---------
	                                                                                      5,689,020
																					      ---------
CANADA - 5.3%
     Newbridge Networks Corp. *               Electrical/Electronics      38,800          1,110,650
     Noranda, Inc.                            Metals                      47,400          1,053,066
     Power Corporation of Canada              Holding Company             55,700          1,136,529
	                                                                                      ---------
                                                                                          3,300,245
																					      ---------
FINLAND - 3.7%
     Merita, Ltd.                             Banking                     347,000         1,183,398
     Valmet Corp.                             Machinery                    62,690         1,119,284
	                                                                                      ---------
                                                                                          2,302,682
																					      ---------
FRANCE - 1.7%
     Alcatel Alsthom                          Telecommunications            8,700         1,043,557
	                                                                                      ---------

GERMANY - 6.6%
     Bayerische Vereinsbank AG                Banking                      37,000         1,522,570
     SAP AG                                   Computer Software             8,600         1,454,502
     SGL Carbon AG                            Chemicals                     8,200         1,118,271
	                                                                                      ---------
                                                                                          4,095,343
																					      ---------
HONG KONG - 7.5%
     Cheung Kong Infrastructure
      Holdings, Ltd.                         Construction                  380,000        1,073,959
     Guangdong Investments                    Financial Services         1,500,000        1,287,279
     Guangshen Railway Co., Ltd. *            Transportation             2,600,000        1,124,031
     Hutchinson Whampoa, Ltd.                 Real Estate                  155,000        1,165,165
	                                                                                      ---------
                                                                                          4,650,434
																					      ---------
IRELAND - 4.6%
     Bank of Ireland                          Banking                      147,382        1,464,983
     Independent Newspapers plc               Publications                 254,163        1,363,449
	                                                                                      ---------
                                                                                          2,828,432
																					      ---------
JAPAN - 17.2%
     Bank of Tokyo-Mitsubishi                 Banking                       84,000       $1,308,472
     Canon, Inc.                              Electrical Equipment          75,000        1,604,114
     Eisai Co., Ltd.                          Pharmaceuticals               59,000        1,009,522
     Honda Motor Co.                          Autos                         50,000        1,489,102
     Itochu Corp.                             International Trade          100,000          489,103
     Mitsubishi Estate Co., Ltd.              Real Estate                   44,000          468,764
     Namco, Ltd.                              Leisure Product               34,300          935,705
     Sumitomo Realty & Development            Real Estate                  250,000        1,678,770
     TDK Corp.                                Electronics                   24,000        1,646,486
	                                                                                     ----------
                                                                                         10,630,038
																				         ----------
MEXICO - 3.3%
     Corporacion Interamericana de
      Entretenimiento S.A.                   Leisure Products              547,800        2,026,379
                                                                                          ---------
NETHERLANDS - 4.2%
     Oce-Van Der Grinten N.V.                Electrical Equipment          12,000         1,543,629
     Vernidge Nederlandse Uitgevbedri
      Verigd Bezit                           Publications                   50,000        1,022,517
	                                                                                      ---------
                                                                                          2,566,146
																					      ---------
NORWAY - 4.4%
     Schibsted ASA                            Publications                  70,900        1,432,280
     Smedvig ASA (A Shares)                   Oil Integrated                41,300        1,021,106
     Smedvig ASA (B  Shares)                  Oil Integrated                10,325          249,050
	                                                                                      ---------
                                                                                          2,702,436
																					      ---------
PERU - 2.9%
     CPT Telefonica del Peru S.A. (B Shares)  Telecommunications           820,000        1,818,717
                                                                                          ---------
PHILIPPINES - 1.7%
     Ayala Land, Inc. (B Shares)              Real Estate                  900,000        1,024,104
                                                                                          ---------
SPAIN - 2.2%
     Vallehermoso S.A.                        Real Estate                   59,000        1,368,139
                                                                                          ---------
SWEDEN - 1.5%
     Trygg-Hansa AB (B Shares)                Insurance                     47,000          938,459
                                                                                           --------
SWITZERLAND - 3.2%
     Alusuisse-Lonza Holding AG               Multi-Industry                 1,200        1,005,305
     Sulzer AG                                Engineering/Machinery          1,500          976,576
	                                                                                      ---------
                                                                                          1,981,881
																					      ---------
THAILAND - 1.3%
     Bangkok Bank Co., Ltd.                   Banking                        80,000         775,895
                                                                                            -------
UNITED KINGDOM - 1.2%
     BAA plc                                  Business/Public services       91,680         770,244
                                                                                            -------
UNITED STATES - 15.4%
     Health Management Assoc., Inc.*          Healthcare                     50,000       1,187,500
     Intel Corp.                              Semiconductors                 23,000       3,199,875
     Sunbase Asia, Inc.*                      Industrial Components         118,000         523,625
     Sungard Data Systems, Inc.*              Computer Services              30,000       1,305,000
     Suntrust Banks, Inc.                     Banking                        34,000       1,576,750
     Worldcom, Inc.                           Telecommunications             78,400       1,724,800
                                                                                         ----------
                                                                                          9,517,550
																				         ----------
     Total Common Stock (Cost $48,965,699)                                               60,579,921
                                                                                         ----------
TIME DEPOSIT - 4.4%
     BBH Cayman Time Deposit, 5.75%, 04/01/97(Cost $2,721,000)          $2,721,000        2,721,000
                                                                                          ---------


TOTAL INVESTMENTS (COST $51,689,699)** - 102.4%                                      $   63,300,921

OTHER ASSETS AND LIABILITIES, NET - (2.4)%                                               (1,478,274)
                                                                                      -------------
NET ASSETS - 100.0%                                                                  $   61,822,647
                                                                                      =============
NET ASSET VALUE PER SHARE                                                                    $10.49
                                                                                             ======


ADR  American Depository Receipts
*    Non-income Producing  Security
**   Summary of Total Investments:


										  COST               VALUE
										  ----               -----

     Common Stock                      $48,965,699        $60,579,921
	 Short-Term Investments              2,721,000          2,721,000
	                                   -----------        -----------
	 Total Investments                 $51,686,699        $63,300,921
	                                   ===========        ===========

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